Apollo-Athene Merger Through Our Lens March 15, 2021 Exhibit 99.1

Agenda Introduction Apollo Retirement Services Strategic Rationale Merger Valuation

Introduction

Retirement Services LPs / Strategic Accounts Public Vehicles Capital Markets / Syndication Retail Channels Leading Alternative Asset Manager Yield $340bn AUM¹ Hybrid $30bn AUM¹ Opportunistic $85bn AUM¹ Most important 1,700+² global relationships NYSE: ARI / Nasdaq: AINV / Closed End Funds Apollo Capital Markets $8bn of 2020 retail inflows from Athene sales and Apollo HNW offerings AUM figures as of 12/31/2020 As of March 2021

Business is driven by positive macro trends… ~35% of total U.S. invested assets expect to be transferred between Generations over next 2 decades ~3x Demographic Tailwinds Need for Income ‘Indexification’ Wealth Transfer 10-Year Treasury Source: Investment Company Institute, Federal Reserve Economic Data, Accenture, Morningstar. 2018 2021

Growth is generally not limited by capital or liabilities Key to growth is continuing to source excess return at every point along the risk-reward spectrum

Significantly scale our front end to originate more assets across Yield, Hybrid and Opportunistic investment strategies Derive as much value as possible from assets we originate in a way that is consistent with our long-term strategy Capital to drive transactions Move faster to secure investment opportunities and drive terms Invest side-by-side with LPs as a principal Power capital markets / syndication / new channels 1 2 The logical conclusion…

Apollo

Apollo Business Overview Profitability from Fee Related Earnings, Performance Fees and Balance Sheet Earnings Key to growth = Generate excess return at every point along the risk-reward spectrum Fee Related Earnings ($mm) Total Assets Under Management ($bn) CAGR SINCE APOLLO IPO = 21% CAGR SINCE APOLLO IPO = 21% 2021E Consensus¹ 2021E Consensus¹ Consensus AUM per Bloomberg as of 3/12/2021. Consensus FRE represents median of available research analyst pre-tax FRE projection.

Retirement Services

What does Retirement Services do? Retirement Services offers a suite of investment products that provide principal protection and income to individuals planning for retirement, enabling them to meet their retirement goals and achieve greater financial security Profitability from investment spread earnings Business primarily driven by retirement savings investment products Aging population provides opportunity

Retirement Services (Athene) Business Overview Reflects Gross Invested Assets. 2021E based on 2020 actual multiplied by consensus 2021E net invested asset growth Consensus as of 3/5/2021 based on average of available research analyst projections. Mid-teens or higher return profile – driven by alpha-generating asset management, disciplined liability origination and efficient / scalable structure Athene Adjusted Book Value Per Share Athene AUM1 $ in billions $ in millions Consensus² Consensus² CAGR SINCE 2015 = 14% CAGR SINCE 2015 = 21%

Investment Spread Earnings Generation Yield on Assets (~95% fixed income, ~5% Alts) – Cost of benefits to customers – Overhead & operating expenses = Net Investment Spread 1 2 3 Advantages of Model: Investment spread is generally established concurrent with product issuance Spread income continues in recurring fashion for duration of product Stable economics, after anticipated credit losses and unhedged rate movements Consistent returns, held to maturity, except alternatives which are mark-to-market Managed by

Retirement Services Capitalization Stands Out 1. Athene metrics are net of non-controlling interest in ACRA. AA-/A+ Rated Companies metrics as of September 30, 2020 per SNL Financial. AA-/A+ Rated Companies are: PFG (A+), PRU (AA-), MET (AA-) and GL (A+). 2. Refers to adjusted debt-to-capital ratio as of December 2020. AA-/A+ Rated Companies metrics as of December 31, 2020. AA-/A+ Rated Companies are: PFG (A+), PRU (AA-), MET (AA-) and GL (A+). 3 Statutory impairments per SNL Financial. Companies are AEL, AIG, AMP, BHF, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. 2020 based on 9/30/2020 YTD (latest available per SNL Financial). Statutory Capital to Reserves1 Adjusted Debt to Capital2 Credit Losses3 Higher capital vs. reserves Lower debt / capital Lower impairments Industry Average Athene Industry Average Athene

Retirement Services Generates Leading Organic Growth

Annual Net Organic Flows (Athene)


= Net organic growth rate
Net Organic Flows[2]
Gross Organic Inflows
Net Withdrawals[1] (including inorganic run-off)
Organic Inflows Attrib. to ACRA NCI
5%
+$4.3bn
$13.2
($8.9)
6%
+$6.5bn
$18.1
($11.0)
11%
+$14.4bn
$27.5
($11.9)
2018
2019
2020

Average % Annual Net Organic Growth (2018 – 2020) [3]


Incl. inorganic inflows
18%
7%
3%
(1%)
(2%)
Traditional Asset Managers [4]
Insurer Asset Managers[5]
Fixed Annuity Issuers [6]
Athene

1 Net withdrawals consist of full and partial policyholder withdrawals, death benefits, pension risk transfer benefit payments and funding agreement maturities, net of the ACRA NCI. 2 Net organic flows are calculated as gross organic inflows less organic inflows attributable to ACRA NCI and net withdrawals. 3 Net organic growth rate is calculated as net organic flows divided by average net invested assets, on an annualized basis. 4 Trailing three year average of as-reported net flows divided by average AUM for selected traditional asset managers (AMG, BEN, BLK, IVZ, FHI & TROW). 5 Trailing three year average of as-reported net flows divided by average AUM for selected asset management units within insurers (AMP, PFG & VOYA). 6 Trailing three year average of as-reported net flows, or where not disclosed, net deposits less surrenders, withdrawals, deaths, etc. divided by average annuity assets for selected fixed annuity issuers (AEL, FG & LNC).

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Athene is Capitalized for Growth Excess Equity Capital $3.5bn Incremental Debt Capacity¹ 12.7% debt / capital at 12/31/20 vs. AA-/A+ rated companies at 25.1% 2.5bn Undrawn Strategic 3rd Party Capital (ADIP) 1.7bn Deployable Capital 2 $7.7bn Incremental Alts Capacity 3 3.1bn Dry Powder $10.8bn Untapped debt capacity assumes capacity of 25% debt to capitalization and is subject to general availability and market conditions. AA-/A+ Rated Companies metrics as of September 30, 2020 per SNL Financial. AA-/A+ Rated Companies are: PFG (A+), PRU (AA-), MET (AA-) and GL (A+). As disclosed publicly in Q4 2020 by Athene. Implied based on 5% alternatives allocation applied to estimated consensus gross invested assets for 12/31/21E less 12/31/20 gross alternatives balance. Athene Deployable Capital & Dry Powder at 12/31/20

Strategic Rationale

Alignment from Merger: Well Positioned to Accelerate Growth Two Separate Public Companies One Company, Fully-Aligned Model Strategic Partnership Fiduciaries to separate shareholder constituencies Meaningful time expended to navigate possible conflicts of interest Employee incentives heavily tied to one franchise or the other Profitable growth for single, aligned shareholder base Focus all effort on executing aligned strategy Employee incentives aligned Aligned but not identical objectives Aligned with shared objectives Faster speed-to-market for new products

Win, Win, Win for Athene Customers, Apollo LPs and Shareholders

	Examples Leveraging Athene Participation	12/31/20 3rd Party AUM	Run-Rate 3rd Party FRE Revenue[1]
Funds	Hybrid Value; Infrastructure Equity; Structured Credit Fund Family; Financial Credit Fund Family	~$11bn	~$60m
Platforms	MidCap; Redding Ridge; Athora; Catalina; Haydock	~$89bn	~$148m
Products	Royalties; High Grade Alpha; Total Return Fund Family	~$11bn	~$113m
	Total	**~$111bn**	**~$320m**

- **100% alignment accelerates growth**
  - One-stop solution provider for issuers
  - Buying and scaling platforms & assets
  - Speed to market
  - Breadth of products
  - Significant amounts of capital & dry powder to drive transactions
  - Investor across the entire credit spectrum

1 Run-rate based on 12/31/20 AUM. There is no assurance that run-rate FRE revenue will be achieved.

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Strategic Acceleration


Hybrid Value
Infra Equity
Structured Credit
Financial Credit
MidCap
Redding Ridge
Athora
Catalina
Haydock
Total Return
Royalties
High Grade Alpha
~$100bn of originations from 2019-2020

2021 Planned Launches

Funds

Apollo Origination Partners

Credit Secondaries

Navigator

High Grade Alpha

Platforms

Railcar

Equipment Leasing

Consumer

Supply Chain Finance

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Merger

Highly Accretive Merger

Apollo Issues Shares in Merger	166m
Apollo Share Price (Pre-Announcement 3/5/21)	x $49.56
Consideration Value, gross	$8.2bn
Apollo Equity Held by Athene	($1.4bn)
Apollo Stock Issuance, net	**$6.8bn**

	2020A	Consensus 2021E
Receive 100%[1] of Athene Retirement Services Earnings	÷ $1.1bn[2]	÷ $1.4bn[2]
Implied Acquisition P/E Multiple	**6.3x[1]**	**5.0x[1]**

Pro Forma Share Count (mm Shares)	
Athene Diluted Shares Outstanding[3]	198
(-) Athene Shares Owned by Apollo	(55)
3rd Party Athene Shares Outstanding	144
(x) Exchange Ratio	1.149x
Gross Apollo Share Issuance[4]	166
(-) Apollo Equity Held by Athene	(29)
Net Apollo Share Issuance	137
(+) Existing Apollo Distributable Earnings Shares Outstanding	441
Pro Forma Shares Outstanding	**578**

1 Calculations as of 3/5/21. Apollo receives 100% of Athene earnings as Apollo did not consolidate earnings on its stake in Athene pre-merger. If excluding equity owned by Apollo and proportional earnings attributable to Apollo's ownership, translates to multiples of 8.9x and 6.9x 2020A adjusted operating EPS and consensus 2021E EPS including Apollo stake earnings and pre-merger tax rate.
2 Athene adjusted operating income excludes earnings on stake in Apollo. Pro forma consensus 2021E calculated as consensus pre-tax income, less illustrative assumed taxes at 18% tax rate, less consensus preferred dividends. Consensus as of 3/5/2021 based on average of available research analyst projections. 3 Treasury stock method at $56.94 as of 3/5/21. 4 Includes ~1m share issuance for management retention plan.

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Unlocking Valuation Discount for All Shareholders

APOLLO

~$2.5bn[1]+ of value generating $0 earnings (Athene Stake) →	✓ **Fully Consolidated Earnings**
Athene contract generates ~40% of AUM & ~30% of FRE revenue →	✓ **Fully Aligned**
Complex structure & governance →	✓ **Simple Structure** **Best-in-Class Governance**

ATHENE

~100% of assets managed by Apollo →	✓ **Fully Aligned**
Concern over Apollo's desire for growth vs. Athene's profitability →	✓ **Fully Aligned**
Lack of dividends & Small market capitalization →	✓ **Larger Float & Liquidity** **Fixed / Growing Dividend**

1. Market data as of 3/5/2021

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23

Financial Accretion 2020A Consensus 2021E Standalone includes payment from Apollo to AOG unit holders in lieu of corporate tax. Pro forma assumes 18% tax rate and no corporate tax payment to AOG unit holders. Athene adjusted operating income excludes earnings on stake in Apollo. Pro forma consensus 2021E calculated as consensus pre-tax income, less illustrative assumed taxes at 18% tax rate, less consensus preferred dividends. Consensus as of 3/5/2021 based on average of available research analyst projections. The pro forma information presented is illustrative and subject to a variety of assumptions. It does not represent pro forma financial information prepared in accordance with GAAP. Actual pro forma financial information will differ, perhaps materially, from the information presented. 3 3 3 3

Merger: What’s Not Changing? Business as usual, with greater alignment than ever before Apollo Remains a Leading Alternative Asset Manager Apollo / Athene contract will remain in place Apollo’s 3rd party asset management business remains critically important LPs continue to remain the vast majority of opportunistic / hybrid capital Athene will continue to pursue organic and inorganic growth strategy Management continuity – Same winning team working together even more closely Substantial insider ownership – Strong employee alignment with shareholders

Merger: What Is Changing?

	Before		Pro Forma Apollo
Aligned Growth	Two separate growth businesses	→ ✓	Accelerated growth, driven by front end + capital
Apollo / Athene Contract Stability	Perceived uncertainty	→ ✓	Contract certainty
3rd Party Float[1]	$9bn APO, $6bn ATH	→ ✓	Greater liquidity: $15bn public float
Market Cap[1]	$20bn APO, $7bn ATH	→ ✓	$29bn
Governance	APO insider control	→ ✓	Best-in-class shareholder representation
Dividend	Unpredictable Apollo dividend $0 Athene dividend	→ ✓	Predictable dividend that grows with the business
Index Eligibility	Apollo not S&P 500 eligible	→ ✓	S&P 500 eligible

Source: CapitalIQ

1 As of 3/5/2021, the last day of unaffected trading. Standalone market caps exclude cross ownership. Pro forma market cap includes premium on Athene shares.

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26

Anticipated Reporting Structure Current Standalone Anticipated Pro Forma

Valuation

Sum-of-the-Parts Valuation Framework Pre Merger Post Merger Fee Related Earnings Balance Sheet Performance Fees + + Fee Related Earnings Balance Sheet Performance Fees + + Retirement Services Earnings ATH Stake +

Analyst Estimate Pre-Merger Sum-of-the-Parts

	Consensus 2021E[1] Metric ($m)	Analyst Target Multiple Range	Analyst Median for APO (21x)[2]	Analyst Median for Alternatives Industry (25x)[3]	Notes
Fee Related Earnings (post-tax)	$928	**21-25x**	**$19**bn	**$23**bn	Average APO analyst multiple – average industry analyst multiple
+					
Performance Fees (post-tax)	$255	DCF	**$3**bn	**$3**bn	Median of valuations of incentive business
+					
Balance Sheet[4]	$2,174	1x	**$2**bn	**$2**bn	
=					
Implied Value ($bn)			**$25**bn	**$28**bn	
Share Count			*441*	*441*	
Implied Per Share Value			**$56**	***$64***	

Note: The sum of the parts valuation methodology is illustrative only and based on a variety of assumptions. The performance of Apollo is subject to a variety of risks and uncertainties, including market and event-driven situations, any or all of which could impact share value, as well as numerous other risks set forth in Apollo's 10-K filed with the SEC on February 19, 2021 as such risks may be updated from time to time in periodic filings with the SEC. There can be no assurance the share price will achieve the price levels indicated herein.

1. Consensus as of 3/5/2021 based on median of available research analyst projections.
2. Represents median of analyst target FRE multiples from Bank of America, Wells Fargo, Goldman Sachs, Morgan Stanley, Citi, and Deutsche Bank.
3. Represents median of analyst target FRE multiples based on available analyst reports for KKR, Blackstone, Ares and Carlyle. Derived from reports by Bank of America, Wells Fargo, Goldman Sachs, Morgan Stanley, Citi, and Deutsche Bank. Where applicable 2021E FRE multiples are implied from target 2022E FRE multiples.
4. Balance sheet as of 12/31/2020, other than Apollo's ownership in Athene which is valued at market as of 3/5/2021. Includes cash and investments, less debt and preferred equity. Excludes net accrued carry.

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30

Apollo Comparison to Alternative Asset Managers Note: Market data as of 3/5/2021 1. Represents disclosed Fortitude AUM. 2. Indicates satisfying S&P 500 index single common share class requirement without use of super-voting preferred. 3. Represents median of selected available research analyst multiples. Based on reports from Bank of America, Wells Fargo, Goldman Sachs, Morgan Stanley, Citi, and Deutsche Bank. Where applicable, 2021E FRE multiples are implied from target 2022E FRE multiples. 4. Assumes the implementation of Apollo’s announced governance changes, all of which remain subject to regulatory and stockholder approvals. There is no certainty on the consummation or timing of these changes or that Apollo will ultimately be eligible for inclusion on the S&P 500. Last 5yrs AUM Growth 2015-20 FRE CAGR Permanent Capital AUM ($ & % total) Non-PE AUM ($ & % total) One Share – One Vote Governance4 S&P 500 Eligible Without Preferred2,4 Analyst FRE Multiple3 24% 21% $273bn / 60% $170bn / 86% $29bn mkt cap #249 in S&P 500 ~30x 20% 20% $112bn / 44% $374bn / 82% $13bn mkt cap #441 in S&P 500 ~27x 18% 19% $135bn / 22% $421bn / 68% ~23x 14% 17% $24bn / 12% $193bn / 56% ~21x 12% 15% $5bn¹ / 2% $114bn / 46% ~21x ?

Apollo Comparison to Alternative Asset Managers

2015 – 2020 FRE CAGR



21%
20%
19%
17%
15%
Carlyle
Apollo
Ares
Blackstone
KKR

5 Year AUM CAGR



24%
20%
18%
14%
12%
Apollo
Ares
KKR
Blackstone
Carlyle

AUM % Permanent Capital



60%
44%
22%
12%
2%
Apollo
KKR
Blackstone
Ares
Carlyle[1]

Research Analyst FRE Multiple[2]

Ares	~30x
Blackstone	~27x
KKR	~23x
Carlyle	~21x
Range	**~21-30x**
Median	**~25x**

1. Represents disclosed Fortitude AUM
2. Represents median of selected available research analyst multiples. Based on reports from Bank of America, Wells Fargo, Goldman Sachs, Morgan Stanley, Citi, and Deutsche Bank. Where applicable, 2021E FRE multiples are implied from target 2022E FRE multiples.

APOLLO 32

Entire Industry is Undervalued 2015 – 2020 Earnings¹ CAGR LTM EBITDA or FRE Margin2 Average * Market Data as of 3/5/2021 Source: Capital IQ Represents FRE for Apollo. Last twelve months ended 12/31/2020. Current* Trading P/E Multiple (2021E)

Where Should Retirement Services Be Valued?

Retirement Services vs. Asset Lite & Asset Heavy Investment Product Specialists AUM Growth (2016 – 2020 CAGR) EPS Growth (2016 – Consensus* 2021E CAGR) Average * Market data as of 3/5/2021. Athene consensus estimates per available research analyst reports. Investment product specialist consensus estimates per Capital IQ. Reflects Gross Invested Assets. Based on invested asset growth from 9/30/2018 to 9/30/2020 (only time period for which information is publicly available for Global Atlantic). Based on operating income CAGR from 2018 to 9/30/20 annualized (only time period for which information is publicly available for Global Atlantic). Median analyst target multiple for Global Atlantic within KKR sum of the parts. Current* Trading P/E Multiple (2021E) 4 Average: Average:

1 Net organic growth for Athene defined as net organic inflows divided by average net invested assets. Note: Traditional Asset Managers include AMG, BEN, BLK, IVZ, FHI & TROW, Universal Banks include BAC, C, JPM, WFC, Trust Banks include BK, NTRS, STT, P/E Multiple based on Capital IQ estimates as of 3/5/2021. Better Organic Growth Better Earnings Growth Better Return on Equity Net Organic Growth1 3Y Avg. (2018-2020) Average P/E Multiple (2021E) EPS 5Y CAGR (2015-2020) ROE 5Y Avg. (2015-2020) Athene vs. Other Financial Services Companies Average P/E Multiple (2021E) Average P/E Multiple (2021E)

Case Study: Athene Comparison to Global Atlantic Business Mix (By Risk)1 Gross Invested Assets Growth 3 2020A Gross Organic Volumes 2 (1) Spread risk for Global Atlantic includes fixed rate annuities, fixed indexed annuities and funding agreements. Insurance risk includes life and separate account products. (2) Athene based on 12/31/20 or 2020A. Global Atlantic based on 9/30/20 or YTD Q3 2020 annualized (latest reporting). (3) 12/31/18 to 12/31/20 CAGR for Athene; 9/30/18 to 9/30/20 CAGR for Global Atlantic. Global Atlantic Athene Gross Invested Assets Adj. GAAP Book Value Scale 2

Case Study: Athene Comparison to Global Atlantic (cont'd)

Financial Strength Ratings & Operating Metrics[1 2]

Athene	Global Atlantic
A / A / A	A / A- / A
~1,300 Employees	~1,100 Employees
25bps OpEx / Avg. Assets	52bps OpEx / Avg. Assets

Profitability[2 3]

Adj. Operating ROE



17%
15%
Athene
Global Atlantic

Adj. Operating ROA



0.93%
0.77%
Athene
Global Atlantic

Financial Leverage[2]

Adjusted Debt to Capital



12.7%
20.5%
Athene
Global Atlantic

Asset Leverage[2]

Average Adj. Invested Assets / Adj. Equity



13.0x
19.1x
Athene
Global Atlantic

(1) AM Best /S&P / Fitch. (2) Athene based on 12/31/20 or 2020. Global Atlantic based on 9/30/20 or YTD Q3 2020 annualized (latest reporting). (3) Adj. Operating ROE based on Retirement Services segment for Athene for comparability given Athene's excess capital position; consolidated Adj. Operating ROE of 12.1%.

APOLLO
38

Conclusions

Valuation Conclusion

Meaningful strategic and growth uplift, with three opportunities for re-rating:

1

Apollo is undervalued within its sector

- Industry-leading growth and profitability
- Largest Alternative Credit manager
- No credit for best-in-class governance and S&P 500 eligibility[1]

2

Alternative asset management is undervalued within financial services

- Faster growth
- More recurring revenue
- High margins

3

Retirement Services earnings are undervalued in the marketplace

- Faster growth vs. other asset heavy & lite investment businesses
- Higher organic growth vs. traditional asset managers valued at ~12x
- Faster earnings growth vs. other spread businesses valued at ~14x
- Better RoE vs. trust banks valued at ~13x

Bottom Line

- **Two undervalued businesses, with three opportunities for re-rating**
- **Immediately financially accretive**
- **Combination accelerates growth**
- **Strong alignment, and best-in-class governance**

1. Assumes the implementation of Apollo's announced governance changes, all of which remain subject to regulatory and stockholder approvals. There is no certainty on the consummation or timing of these changes or that Apollo will ultimately be eligible for inclusion on the S&P 500.

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40

Appendix

Illustrative Example: Yield Business Model 1 1 Does not consider Athene scale. 2 Capitalization and returns assumptions intended as an illustrative example of Athene’s business model. There is no assurance that Apollo will achieve the results indicated. Asset Management Retirement Services 1 2 2

Definitions Apollo discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“Non-GAAP”): “Segment Distributable Earnings”, or “Segment DE”, is the key performance measure used by management in evaluating the performance of Apollo’s credit, private equity and real assets segments. Management uses Segment DE to make key operating decisions such as the following: Decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; Decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; Decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and Decisions related to the amount of earnings available for dividends to Class A Common Stockholders, holders of RSUs that participate in dividends and holders of AOG Units. Segment DE is the sum of (i) total management fees and advisory and transaction fees, (ii) other income (loss), (iii) realized performance fees, excluding realizations received in the form of shares and (iv) realized investment income, net which includes dividends from our permanent capital vehicles, net of amounts to be distributed to certain employees as part of a dividend compensation program, less (x) compensation expense, excluding the expense related to equity-based awards, (y) realized profit sharing expense, and (z) non-compensation expenses. Segment DE represents the amount of Apollo’s net realized earnings, excluding the effects of the consolidation of any of the related funds and SPACs, Taxes and Related Payables, transaction-related charges and any acquisitions. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. In addition, Segment DE excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. “Distributable Earnings” or “DE” represents Segment DE less estimated current corporate, local and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. DE is net of preferred dividends, if any, to the Series A and Series B Preferred Stockholders. DE excludes the impacts of the remeasurement of deferred tax assets and liabilities which arises from changes in estimated future tax rates. The economic assumptions and methodologies that impact the implied income tax provision are similar to those methodologies and certain assumptions used in calculating the income tax provision for Apollo’s consolidated statements of operations under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP such as the deduction for transaction related charges and equity- based compensation are taken into account for purposes of the implied tax provision. Management believes that excluding the remeasurement of the tax receivable agreement and deferred taxes from Segment DE and DE, respectively, is meaningful as it increases comparability between periods. Remeasurement of the tax receivable agreement and deferred taxes are estimates that may change due to changes in interpretations of tax law. “Fee Related Earnings”, or “FRE”, is derived from our segment reported results and refers to a component of DE that is used as a supplemental performance measure to assess whether revenues that we believe are generally more stable and predictable in nature, primarily consisting of management fees, are sufficient to cover associated operating expenses and generate profits. FRE is the sum across all segments of (i) management fees, (ii) advisory and transaction fees, (iii) performance fees related to business development companies, Redding Ridge Holdings, and MidCap and (iv) other income, net, less (x) salary, bonus and benefits, excluding equity-based compensation (y) other associated operating expenses and (z) non-controlling interests in the management companies of certain funds the Company manages.

Definitions “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain permanent capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; the fair value of the investments of the private equity and real assets funds, partnerships and accounts we manage or advise, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; for certain permanent capital vehicles in real assets, gross asset value plus available financing capacity; the gross asset value associated with the reinsurance investments of the portfolio company assets we manage or advise; and the fair value of any other assets that we manage or advise for the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre- qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Our AUM measure includes Assets Under Management for which we charge either nominal or zero fees. Our AUM measure also includes assets for which we do not have investment discretion, including certain assets for which we earn only investment-related service fees, rather than management or advisory fees. Our definition of AUM is not based on any definition of Assets Under Management contained in our governing documents or in any of our Apollo fund management agreements. We consider multiple factors for determining what should be included in our definition of AUM. Such factors include but are not limited to (1) our ability to influence the investment decisions for existing and available assets; (2) our ability to generate income from the underlying assets in our funds; and (3) the AUM measures that we use internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, our calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Our calculation also differs from the manner in which our affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. We use AUM, Capital deployed and Dry powder as performance measurements of our investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. “Distributable Earnings Shares Outstanding” or “DE Shares Outstanding”, consists of total shares of Class A Common Stock outstanding, Apollo Operating Group Units that participate in dividends and RSUs that participate in dividends. Management uses this measure in determining DE per share, FRE per share, as well as DE After Taxes and Related Payables per share.

Definitions Adjusted operating income (loss) available to common shareholders is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income (loss) available to common shareholders equals net income (loss) adjusted to eliminate the impact of the following (collectively, the "non-operating adjustments"): (a) investment gains (losses), (b) change in fair values of derivatives and embedded derivatives - FIA, net of offsets, (c) integration, restructuring, and other non-operating expenses, (d) stock compensation expense, (e) bargain purchase gain and (f) income tax (expense) benefit - non-operating. We consider these non-operating adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholders for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholders, we believe adjusted operating income (loss) available to common shareholders provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income (loss) available to common shareholders should not be used as a substitute for net income (loss) available to AHL common shareholders. Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Adjusted operating earnings (loss) per common share is calculated as the adjusted operating income (loss) available to common shareholders, over the weighted average common shares outstanding – adjusted operating. Adjusted book value per common share is calculated as the adjusted AHL common shareholders’ equity divided by the adjusted operating common shares outstanding. Effective February 28, 2020, all Class B common shares were converted into Class A common shares and all Class M common shares were converted into warrants and Class A common shares. Our Class B common shares were economically equivalent to Class A common shares and were convertible to Class A common shares on a one-for-one basis at any time. Our Class M common shares were in the legal form of shares but economically functioned as options as they were convertible into Class A common shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards were not dilutive, after considering the dilutive effects of the more dilutive securities in the sequence, they were excluded. Weighted average common shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings (loss) per common share, weighted average common shares outstanding – adjusted operating and adjusted book value per common share should not be used as a substitute for basic earnings (loss) per share – Class A common shares, basic weighted average common shares outstanding – Class A or book value per common share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition. In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represents the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets, excluding our investment in Apollo, is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an allowance for credit losses. Net invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Net invested assets also includes our investment in Apollo. Our net invested assets, excluding our investment in Apollo, are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under GAAP.

Disclaimers About Apollo Apollo is a leading global investment manager with assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity, and real assets funds. For more information about Apollo, please visit www.Apollo.com. About Athene Athene, through its subsidiaries, is a leading retirement services company with total assets of $202.8 billion as of December 31, 2020 and operations in the United States, Bermuda, and Canada. Athene specializes in helping its customers achieve financial security and is a solutions provider to institutions. Founded in 2009, Athene is Driven to Do More for our policyholders, business partners, shareholders, and the communities in which we work and live. For more information, please visit www.athene.com. Additional Information Regarding the Transaction and Where to Find It This presentation is being made in respect of the proposed transaction involving Tango Holdings, Inc. (“Tango Holdings”), Apollo and Athene. The proposed transaction will be submitted to the stockholders of Apollo and the shareholders of Athene for their respective consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement, which will be mailed to the stockholders of Apollo and the shareholders of Athene. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITY HOLDERS OF APOLLO AND ATHENE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Apollo and Athene, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Apollo will be available free of charge under the “Stockholders” section of Apollo’s website located at http://www.apollo.com or by contacting Apollo’s Investor Relations Department at (212) 822-0528 or APOInvestorRelations@apollo.com. Copies of the documents filed with the SEC by Athene will be available free of charge under the “Investors” section of Athene’s website located at http://www.athene.com or by contacting Athene’s Investor Relations Department at (441) 279-8531 or ir@athene.com. Participants in the Solicitation Apollo, Athene, Tango Holdings and their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Apollo and Tango Holding is set forth in Apollo’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 20, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Athene is set forth in Athene’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 21, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations of the stockholders of Apollo and the shareholders of Athene, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

Disclaimers No Offer or Solicitation This presentation is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Disclaimers Related to Apollo Apollo Safe Harbor for Forward Looking Statements. This presentation contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to Apollo’s dependence on certain key personnel, Apollo’s ability to raise new private equity, credit or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions, generally, Apollo’s ability to manage its growth, fund performance, changes in Apollo’s regulatory environment and tax status, the variability of Apollo’s revenues, net income and cash flow, Apollo’s use of leverage to finance its businesses and investments by Apollo funds, litigation risks and potential governance changes which are subject to regulatory, corporate and shareholder approvals, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While Apollo is unable to accurately predict the full impact that COVID-19 will have on Apollo’s results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, Apollo’s compliance with these measures has impacted Apollo’s day-to-day operations and could disrupt Apollo’s business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the SEC on February 19, 2021, as such factors may be updated from time to time in Apollo’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings. The proposed transaction is subject to risks, uncertainties and assumptions, which include, but are not limited to: (i) that Apollo may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant or place material restrictions on its approval for the consummation of the proposed transaction; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain Apollo stockholder approval and Athene shareholder approval for the proposed transaction; (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (v) risks related to disruption of management’s attention from Apollo’s ongoing business operations due to the proposed transaction; (vi) the effect of the announcement of the proposed transaction on Apollo’s relationships with its clients, operating results and business generally; (vii) the outcome of any legal proceedings to the extent initiated against Apollo or others following the announcement of the proposed transaction, as well as Apollo’s management’s response to any of the aforementioned factors; and (viii) industry conditions. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. Non-GAAP Financial Measures. This presentation contains information regarding Apollo’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“non-GAAP financial measures”. The non-GAAP measures presented herein include Distributable Earnings, or “DE”, Fee Related Earnings, or “FRE”, among others. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP. Performance Information. Information contained herein includes information respecting prior performance of Apollo and Athene. Past performance is not indicative nor a guarantee of future results. Actual outcomes may differ materially from historic, pro forma or projected results indicated herein.

Disclaimers Ratings Information. Apollo, its affiliates, and third parties that provide information to Apollo, such as rating agencies, do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Apollo, its affiliates and third party content providers give no express or implied warranties, including, but not limited to, any warranties of merchantability or fitness fora particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Credit ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. They do not address the suitability of securities for investment purposes and should not be relied on as investment advice. Not an offer. This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of any offer to buy, any securities product or service of Apollo or of any Apollo fund, whether an existing or contemplated fund, for which an offer can be made only by such fund’s Confidential Private Placement Memorandum and in compliance with applicable law. General. This presentation is not complete and the information contained herein may change at any time without notice. Except as required by applicable law, Apollo does not have any responsibility to update this presentation to account for such changes. Apollo makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties. The information contained herein is not intended to provide and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Broker Dealer. To the extent distributed in the U.S., this presentation is distributed by Apollo Global Securities, LLC (“AGS”), a broker-dealer registered with the U.S. Securities and Exchanges Commission and a member of FINRA. Athene Safe Harbor for Forward-Looking Statements This press release contains, and certain oral statements made by Athene’s representatives from time to time may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of Athene’s management and the management of Athene’s subsidiaries. Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Forward looking statements within this press release include, but are not limited to, statements regarding: the consummation of the proposed merger and the benefits to be derived therefrom; the future financial performance and growth prospects of the combined entity; the market environment in which the combined entity will operate; future capital allocation decisions, including the payment of dividends; the structure and operation of the company post-merger; and the tax treatment of the proposed transaction. Factors that could cause actual results, events and developments to differ include, without limitation: Athene’s failure to obtain approval of the proposed transaction by its shareholders or regulators; Athene’s failure to recognize the benefits expected to be derived from the proposed transaction; unanticipated difficulties or expenditures relating to the proposed transaction; disruptions of Athene’s current plans, operations and relationships with customers, suppliers and other business partners caused by the announcement and pendency of the proposed transaction; legal proceedings, including those that may be instituted against Athene, Athene’s board of directors or special committee, Athene’s executive officers and others following announcement of the proposed transaction; the accuracy of Athene’s assumptions and estimates; Athene’s ability to maintain or improve financial strength ratings; Athene’s ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of Athene’s reinsurers failing to meet their assumed obligations; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; the accuracy of Athene’s interpretation of the Tax Cuts and Jobs Act, litigation (including class action litigation), enforcement investigations or regulatory scrutiny; the performance of third parties; the loss of key personnel; telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; Athene’s ability to protect its intellectual property; the ability to maintain or obtain approval of the Delaware Department of Insurance, the Iowa Insurance Division and other regulatory authorities as required for Athene’s operations; and other factors discussed from time to time in Athene’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020, which can be found at the SEC’s website www.sec.gov. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Athene does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. The contents of any website referenced in this press release are not incorporated by reference.